UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2013

KKR & CO. L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34820 (Commission File Number)	26-0426107 (IRS Employer Identification No.)

9 West 57th Street, Suite 4200 New York, New York (Address of principal executive offices)	10019 (Zip Code)

(212) 750-8300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On January 23, 2013, KKR & Co. L.P. issued a press release announcing the acquisition of a 24.9% interest in Nephila Capital Ltd., an investment manager focused on investing in natural catastrophe and weather risk.

The press release is furnished as Exhibit 99.1 to this Report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the exhibit furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release of KKR & Co. L.P., dated January 23, 2013, announcing an acquisition of an interest in Nephila Capital Ltd. (This exhibit is furnished and not filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. L.P.
By: KKR Management LLC, its general partner

Date: January 23, 2013	By:	/s/ David J. Sorkin
Name: David J. Sorkin
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of KKR & Co. L.P., dated January 23, 2013, announcing an acquisition of an interest in Nephila Capital Ltd. (This exhibit is furnished and not filed)